SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number- (360) 734-9900

Date of fiscal year end: May 31, 2005
Date of reporting period: May 31, 2005

N-CSR Annual Report May 31, 2005

REPORT TO SHAREHOLDERS

INCOME FUND • GROWTH FUND	ANNUAL
May 31, 2005	REPORT

Fellow Shareowners:

Amana’s two Funds provided exceptional results for the fiscal year ended May 31st. Amana Income Fund’s total return was +23.76%. Amana Growth Fund’s total return was +25.69%. In comparison, the S&P 500 Index returned 8.2%. For the year, Amana Income ranked in the TOP 1% (actually, #1 of 212 funds) of Lipper's Equity Income category. Amana Growth also ranked in the TOP 1% (#2 of 693 funds) of Lipper's Multi-Cap Core category.

Helped by new investments and market appreciation, total Trust assets grew 64% to $94 million at May 31. By June 30, assets were almost $100 million. Inside, please find details of each Fund's operations and May 31 investment portfolios.

Higher assets benefited shareowners as a level of operating expenses dropped in each Fund, even as additional operation costs were imposed. Portfolio turnover rates remain low. Beginning in January, the adviser voluntarily pays all portfolio commission expenses.

Looking forward into 2005, we continue advising that you make your maximum allocation to U.S. stocks. Helped by many factors, corporate earnings for all of 2005 will again increase. Low federal income taxes, coupled with low interest rates, keep strengthening the U.S. economy. World competition is keeping inflation modest, even with higher resource prices (from which the Funds benefit). Uncertainties, strife and international politcal problems appear to be decreasing.

If you have questions, please call us at 1-888/73-AMANA. We have added more information to our website, and ecourage you to visit at www.amanafunds.com. We will continue to work for excellent results, but caution that the current "TOP 1%" records of the two Amana Funds are unlikely to persist indefinetly.

Respectfully,
Nicholas Kaiser, President	Talat Othman, Chairman
June 30, 2005

Average Annual Returns (before any taxes, as of 6/30/2005, per NASD requirement)
	1 Year	3 Years	5 Years	10 Years
Amana Income Fund	22.30%	12.77%	4.25%	9.32%
Amana Growth Fund	20.89%	15.11%	0.19%	11.95%

2	N-CSR Annual Report May 31, 2005

DISCUSSION OF FUND PERFORMANCE

Stocks generally appreciated last year, although not as strongly as in 2003 . For the year ended May 31, 2005, Amana Income Fund’s total return was +23.76% (vs.+17.99% the year before). The more volatile Amana Growth Fund’s total return was +25.69% (vs.+23.28% the year before). The excellence of these results is reflected in perhaps the most relevant benchmark, the Dow Jones Islamic Market Index (US component, dividends excluded) which returned just +4.72% (vs.+16.29% the year before) for the fiscal year.

The general stock market, as measured by the Standard & Poor’s 500 Index, returned +8.24%. Middle and smaller-cap stocks did the better, as evidenced by the +9.91% return for the Russell 2000 Index. As usual, market results varied by sector. Low interest rates continued to benefit most financially sensitive issues, like retailing and building. Energy and resource issues performed very well, reflecting higher commodity prices. The NASDAQ Composite Index, overweighted in technology issues, appreciated modestly (up +4.75%). Note also that these unmanaged, expense-free indices are not directly comparable to actively managed portfolios, with transaction and other costs (including advisory fees), such as mutual funds.

The performance of each portfolio is heavily influenced by the distribution of security investments. Islamic restrictions impact the types of investments available to the Funds, as do the objectives of capital preservation and current income (Amana Income) and long-term capital growth (Amana Growth). Amana Income, for example, is more sensitive to changes in the overall level of interest rates than Amana Growth. Amana Growth’s portfolio is weighted towards technology, (including medical technology), where our securities (such as Apple Computer) performed well. The following tables illustrate the primary industry distributions of each portfolio at May 31, 2005:

Amana Income Fund		Amana Growth Fund
Utilities	16.4%	Medical	21.4%
Energy	12.4%	Computer Hardware	11.4%
Mining	11.6%	Electronics	11.1%
Medical	8.6%	Cash	9.6%
Other (under 2%)	8.2%	Other (under 2.6%)	9.1%
Telecommunications	8.1%	Computer Software	7.8%
Transportation	7.3%	Energy	6.5%
Building	6.9%	Retail	5.3%
Cash	6.1%	Transportation	4.3%
Publishing	4.6%	Building	4.3%
Real Estate	4.1%	Food Production	3.3%
Steel	3.2%	Telecommunications	3.0%
Autotmotive	2.5%	Autotmotive	2.9%

N-CSR Annual Report May 31, 2005	3

Amana's Funds are restricted to buying only U.S.-traded equity securities of companies whose primary business operations are generally consistent with Islamic principles. This special restriction affects performance in a number of ways. The Funds, for example, do not receive interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities. The Funds also avoid companies with high levels of debt. Over half the approximately 3,800 U.S.-traded equities screened by Saturna Capital do not qualify for Islamic investment, and the Funds' portfolios may be less diversified than other mutal funds.

When evaluating the performance of the Amana Funds, it is important to remember their specialized nature, as well as a number of factors applicable to mutual funds in general. Amana Income Fund’s primary objective is current income, with preservation of capital being the secondary objective. In following these objectives, the Amana Income Fund only buys income-producing equity securities. Amana Growth Fund’s primary objective is long-term capital growth. The Funds may also hold cash when market conditions appear uncertain. It is not the objective of either Fund to “beat” any specific market index.

COMPARISON TO MARKET INDICES

The line graphs on the next page compare Fund performances to representative market indices. The index returns include reinvested dividends and don’t allow for operating expenses such as those paid by all mutual funds. The first graph shows that $10,000 invested in Amana Income ten years ago (May 1995) would have grown to $24,211 at the end of May 2005. Note that Amana Income’s investment objective is capital preservation and current income, and not growth. While not strictly comparable, the S&P 500 Composite Index is a traditional U.S. securities market benchmark. If $10,000 could have been invested in the S&P 500 at the end of May 1995, that would have grown to $23,859 over the same 10 years.

The second graph shows that $10,000 invested in Amana Growth ten years ago (May 1995) would have grown to $33,683 at the end of May 2005. If $10,000 could have been invested in the Russell 2000 (an index of mid- and smaller-cap equities) ten years ago (May 1995), that would have grown to $22,820 over that same period. The most relevant comparable index may be the Dow Jones Islamic Market (US), which is shown since its inception in 1996 on the Amana Growth Fund line graph. Note that this index was redesigned in 2001 and does not reinvest dividends.

Availability of Amana Portfolio Information
(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
(2) The Funds’ Forms NQ are available on the SEC’s website at http://www.sec.gov.
(3) The Funds’ Forms NQ may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
(4) The Funds’ make a complete schedule of portfolio holdings after the end of each month available to investors at http://www.amanafunds.com.

4	N-CSR Annual Report May 31, 2005

Value of 10-year $10,000 investment in Amana Income Fund compared to S&P 500 (GRAPH OMITTED)
The returns shown in these charts do not reflect the deduction of taxes that a shareowner could pay on fund distributions or the redemption of fund shares.
Value of 10-year $10,000 investment in Amana Growth Fund compared to Russell 2000 (GRAPH OMITTED)

N-CSR Annual Report May 31, 2005	5

Income Fund		INVESTMENTS
				As of May 31. 2005
Issue	Number of Shares	Cost	Market Value	Percentage of Assets

COMMON STOCKS (93.9%)

Automotive
Genuine Parts	11,000	$355,744	$472,560	1.2
Nissan Motor ADR	28,000	622,163	550,497	1.3
SUB-TOTAL		977,907	1,023,057	2.5

Building
Hanson plc ADS	20,000	723,840	923,800	2.3
Plum Creek Timber	25,000	729,345	876,250	2.1
Weyerhauser	16,000	1,042,761	1,026,400	2.5
SUB-TOTAL		2,495,946	2,826,450	6.9

Chemicals
RPM	25,390	182,267	446,864	1.1

Cosmetics & Toiletries
Gillette	12,000	628,080	632,880	1.6

Energy
BP plc ADR	22,382	858,775	1,347,396	3.3
ConocoPhillips	5,000	299,935	539,200	1.3
EnCana	25,000	311,371	866,750	2.1
Exxon Mobil	25,200	469,081	1,416,240	3.5
USEC	65,000	576,338	887,250	2.2
SUB-TOTAL		2,515,500	5,056,836	12.4

Food Production
Kellogg	15,000	661,011	682,350	1.7

Machinery
Manitowoc	17,250	95,638	701,558	1.7

Medical
Abbott Laboratories	12,500	509,967	603,000	1.5
Bristol-Myers Squibb	31,000	521,382	786,160	1.9
GlaxoSmithKline plc ADR	12,000	608,075	596,400	1.4
Lily (Eli)	14,000	886,418	816,200	2.0
Wyeth	17,000	265,831	737,290	1.8
SUB-TOTAL		2,791,673	3,539,050	8.6

Mining
BHP Billiton Ltd ADS	35,000	913,526	878,500	2.2
Fording Canadian Coal Trust	26,000	518,917	2,335,840	5.7
Phelps Dodge	5,000	447,550	437,000	1.1
Rio Tinto plc ADS	9,000	521,085	1,071,180	2.6
SUB-TOTAL		2,401,078	4,722,520	11.6

Protection-Safety Equipment
Diebold	10,000	491,019	500,600	1.2

Publishing
Dow Jones & Co.	24,000	984,686	853,200	2.1
McGraw-Hill	24,000	842,016	1,047,840	2.5
SUB-TOTAL		1,826,702	1,901,040	4.6

6	N-CSR Annual Report May 31, 2005

INVESTMENTS	Income Fund
Issue	Number of Shares	Cost	Market Value	Percentage of Assets

Real Estate
Duke Realty	26,000	$621,393	$802,620	2.0
Shurgard Storage Centers	20,000	526,956	873,000	2.1
SUB-TOTAL		1,148,349	1,675,620	4.1

Steel
USX-U.S. Steel Group	24,000	569,643	954,480	2.4
Worthington Industries	20,000	336,390	335,200	0.8
SUB-TOTAL		906,033	1,289,680	3.2

Telecommunications
BCE	30,000	541,105	690,000	1.7
Sprint (FON Group)	20,000	235,712	473,200	1.1
Telecom Corp New Zealand ADS	8,000	288,000	269,920	0.7
Telefonica SA ADS	24,635	189,073	1,242,589	3.0
Telus	20,000	420,642	640,600	1.6
SUB-TOTAL		1,674,532	3,316,309	8.1

Tools
Regal-Beloit	15,000	273,699	385,500	0.9

Transportation
Burlington Northern Santa Fe	22,000	736,222	1,087,240	2.7
Canadian Pacific Railway Ltd.	23,000	400,426	849,850	2.1
United Parcel Service, Cl B	14,000	1,004,136	1,031,100	2.5
SUB-TOTAL		2,140,784	2,968,190	7.3

Utilities-Gas & Electric
Avista	46,000	886,351	810,980	2.0
Duke Energy	30,000	804,160	824,400	2.0
FPL Group	28,000	662,979	1,138,200	2.8
Idacorp	25,000	691,806	708,750	1.7
National Fuel Gas	22,000	578,683	616,000	1.5
NiSource	34,000	697,862	819,400	2.0
Piedmont Natural Gas	25,000	251,256	613,750	1.5
Puget Energy	12,500	305,086	283,625	0.7
Sempra Energy	22,300	501,563	884,641	2.2
SUB-TOTAL		5,379,746	6,699,746	16.4

TOTAL INVESTMENTS		26,589,964	38,368,250	93.9
Other Assets (net of liabilities)			2,473,947	6.1
TOTAL NET ASSETS			$40,842,197	100.0

ADS = American Depositary Share
ADR= American Depositary Receipt

N-CSR Annual Report May 31, 2005	7

Income Fund	FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each year:
	For Year Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$17.50	$15.07	$16.63	$18.62	$18.39
Income from investment operations
Net investment income	0.23*	0.28	0.19	0.15	0.17
Net gains or losses on securities (both realized and unrealized)	3.93	2.43	(1.55)	(1.99)	0.23
Total from investment operations	4.16	2.71	(1.36)	(1.84)	0.40
Less distributions
Dividends (from net investment income)	(0.24)	(0.28)	(0.20)	(0.15)	(0.17)
Total distributions	(0.24)	(0.28)	(0.20)	(0.15)	(0.17)
Paid-in capital from early redemption penalities	0.00†	-	-	-	-
Net asset value at end of year	$21.42	$17.50	$15.07	$16.63	$18.62

Total return	23.76%	17.99%	(8.15)%	(9.88)%	2.17%

Ratios / Supplemental Data
Net assets ($000), end of year	$40.482	$24,761	$19,410	$20,878	$23,237
Ratio of expenses to average net assets
Before custodian fee waiver	1.61%	1.72%	1.89%	1.71%	1.57%
After custodian fee waiver	1.60%	1.71%	1.87%	1.70%	1.56%
Ratio of net investment income to average net assets	1.26%	1.71%	1.36%	0.89%	0.89%

Portfolio turnover rate	9%	3%	5%	8%	8%

*Calculated using average shares outstanding.
†Amount is less than $0.01

(The accompanying notes are an integral part of these financial statements)

8	N-CSR Annual Report May 31, 2005

STATEMENT OF ASSETS AND LIABILITIES	Income Fund

As of May 31, 2005
Assets
Common stocks (cost $26,589,964)	$38,368,250
Cash	2,404,722
Dividends receivable	120,313
Insurance reserve premium	2,529
Total Assets		$40,895,814
Liabilities
Payable to affiliate	51,451
Other liabilities	2,166
Total liabilities		53,617
Net Assets		$40,842,197

Fund shares outstanding		1,907,108

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)	29,409,306
Accumulated net realized loss	(345,395)
Unrealized net appreciation on investments	11,778,286
Net assets applicable to fund shares outstanding		$40,842,197

Net Asset Value, Offering and Redemption price per share		$21.42

(The accompanying notes are an integral part of these financial statements)

N-CSR Annual Report May 31, 2005	9

Income Fund	STATEMENT OF OPERATIONS

		Year Ended May 31, 2005
Investment income
Dividends (net of foreign taxes of $29,040)	$933,028
Miscellaneous income	270
Gross investment income		$933,298

Expenses
Investment adviser and administration fees	310,307
Distribution fees	72,169
Shareowner servicing	54,477
Professional fees	22,241
Filing and registration fees	20,954
Other expenses	17,428
Chief Compliance Officer expenses	12,800
Printing and postage	9,363
Custodian fees	7,076
Total gross expenses	526,815
Less custodian fees waived	(3,242)
Net expenses		523,573
Net investment income		409,725

Net realized gain on investments
Proceeds from sales	2,768,610
Less cost of securities sold (based on identified cost)	1,974,095
Realized net gain		794,515

Unrealized gain on investments
End of year	11,778,286
Beginning of year	6,827,937
Increase in unrealized gain for the year		4,950,349
Net realized and unrealized gain on investments		5,744,864

Net increase in net assets resulting from operations		$6,154,589

(The accompanying notes are an integral part of these financial statements)

10	N-CSR Annual Report May 31, 2005

STATEMENT OF CHANGES IN NET ASSETS	Income Fund
	Year ended	Year ended
INCREASE IN NET ASSETS	May 31,2005	May 31, 2004
From Operations
Net investment income	$409,725	$381,515
Net realized gain on investments	794,515	108,585
Net increase in unrealized appreciation	4,950,349	3,021,697
Net increase in net assets	6,154,589	3,511,797

Dividends to Shareowners From
Net investment income	(417,482)	(384,157)
	(417,482)	(384,157)
From Fund Share Transactions
Proceeds from sales of shares	18,805,680	4,570,927
Value of shares issued in reinvestment of dividends	408,201	374,013
	19,213,881	4,944,940
Early redemption penalities retained	1,066	-
Cost of shares redeemed	(8,870,807)	(2,721,172)
Net increase in net assets from share transactions	10,344,140	2,223,768
Total increase in net assets	16,081,247	5,351,408

Net Assets
Beginning of year	24,760,950	19,409,542
End of year	$40,842,197	$24,760,950

Shares of the Fund Sold and Redeemed
Number of shares sold	907,878	273,376
Number of shares issued in reinvestment of dividends	19,130	21,157
	927,008	294,533
Number of shares redeemed	(435,112)	(167,140)
Net increase in number of shares outstanding	491,896	127,393

(The accompanying notes are an integral part of these financial statements)

N-CSR Annual Report May 31, 2005	11

Growth Fund	INVESTMENTS
As of May 31, 2005
Issue	Number of Shares	Cost	Market Value	Percentage of Assets

COMMON STOCKS (90.4%)

Automotive
Genuine Parts	5,000	$159,450	$214,800	0.4
Nissan Motor ADR	40,000	715,678	786,424	1.5
Toyota Motor ADS	8,000	493,678	573,680	1.0
SUB-TOTAL		1,368,806	1,574,904	2.9

Building
Building Materials Holding	16,000	173,782	992,480	1.8
Fastenal	10,000	600,977	581,200	1.1
Lowe's Companies	13,000	567,441	743,730	1.4
SUB-TOTAL		1,342,200	2,317,410	4.3

Business Services
Gartner Group CL B*	10,000	119,331	98,600	0.2

Computer Hardware
3Com*	55,000	286,089	201,300	0.4
Advanced Digital Information*	24,000	33,778	164,880	0.3
Advanced Micro Devices*	36,000	323,243	590,400	1.1
Apple Computer*	72,000	1,005,927	2,862,669	5.3
Cree Research*	20,000	514,709	599,798	1.1
International Business Machines	12,000	891,923	906,600	1.7
Taiwan Semiconductor ADS	88,451	735,869	814,634	1.5
SUB-TOTAL		3,791,538	6,140,281	11.4

Computer Software
Adobe Systems	33,600	167,688	1,112,832	2.1
Business Objects ADS*	28,000	357,085	802,480	1.5
Intuit*	15,000	305,029	649,050	1.2
Macromedia*	25,000	752,768	1,050,500	2.1
SS&C Technologies	17,000	451,921	508,300	0.9
SUB-TOTAL		2,034,491	4,178,162	7.8

Electronics
Agilent Technologies*	20,000	670,910	480,200	0.9
Canon ADS	16,000	642,408	867,219	1.6
EMCOR Group*	15,000	572,793	712,500	1.3
Harman International Industries	7,000	547,106	580,020	1.1
Keithley Instruments	12,000	325,498	176,760	0.3
Qualcomm	56,000	121,548	2,087,120	3.9
Trimble Navigation*	27,500	446,875	1,092,850	2.0
SUB-TOTAL		3,327,138	5,996,669	11.1

12

INVESTMENTS	Growth Fund

Issue	Number of Shares	Cost	Market Value	Percentage of Assets

Energy
BP plc ADS	12,544	$560,544	$755,149	1.4
EnCana	40,000	653,959	1,386,800	2.6
Noble*	13,000	390,257	736,060	1.3
Patterson-UTI Energy*	24,000	399,202	634,800	1.2
SUB-TOTAL		2,003,962	3,512,809	6.5

Food Production
PepsiCo	15,000	770,258	844,500	1.6
Potash Corp of Saskatchewan	10,000	389,300	904,100	1.7
SUB-TOTAL		1,159,558	1,748,600	3.3

Machinery
Crane	20,000	483,858	526,000	1.0
Manitowoc	15,000	379,755	610,050	1.1
SUB-TOTAL		863,613	1,136,050	2.1

Medical
Affymetrix*	15,000	433,091	802,350	1.5
Amgen*	14,560	422,118	911,165	1.7
Barr Laboratories*	15,000	498,435	760,950	1.4
Bone Care International*	35,000	378,587	1,145,900	2.1
Cryolife*	50,000	433,660	362,500	0.7
DENTSPLY International	10,000	464,520	570,500	1.1
Genentech*	16,000	263,192	1,268,000	2.3
Humana*	25,000	571,640	909,000	1.7
IMS Health	21,000	560,979	151,550	1.0
Johnson & Johnson	15,000	694,092	1,006,500	1.9
Lilly (Eli)	10,000	652,263	583,000	1.1
Novartis AG ADR	15,000	692,905	732,450	1.3
Novo-Nordisk A/S ADR	10,000	243,206	515,900	1.0
Oakley*	27,000	422,180	396,900	0.7
Pharmaceutical Product Development*	10,000	292,822	483,100	0.9
Wyeth	13,000	571,905	563,810	1.0
SUB-TOTAL		7,595,595	11,527,575	21.4

N-CSR Annual Report May 31, 2005	13

Growth Fund	INVESTMENTS

Issue	Number of Shares	Cost	Market Value	Percentage of Assets

Mining
Alcoa	25,000	785,865	677,500	1.3
Rio Tinto plc ADS	5,000	280,819	595,100	1.1
SUB-TOTAL		1,066,664	1,272,600	2.4

Publishing
McGraw-Hill	14,000	279,830	611,240	1.1
Wiley (John) & Sons, CL A	20,000	409,616	765,600	1.4
SUB-TOTAL		689,446	1376,840	2.5

Retail
Bed Bath & Beyond*	20,000	722,584	813,000	1.5
PETsMART	25,000	724,778	793,750	1.5
Staples	22,000	472,610	474,320	0.9
Target	14,000	669,476	751,800	1.4
SUB-TOTAL		2,589,448	2,832,870	5.3

Tools
Regal-Beloit	20,000	472,967	514,000	0.9

Telecommunications
American Movil ADR	20,000	359,879	1,133,600	2.1
Sprint (FON Group)	21,000	368,248	496,860	0.9
SUB-TOTAL		728,127	1,630,460	3.0

Transportation
Lan Chile SA ADS	30,000	283,182	1,101,000	2.0
Supreme Industries	20,000	133,626	131,000	0.2
United Parcel Service CL B	15,000	1,017,238	1,104,750	2.1
SUB-TOTAL		1,434,046	2,336,750	4.3

Utilities-Electric
Avista	30,000	618,979	528,900	1.0

TOTAL INVESTMENTS		31,205,929	48,723,480	90.4
Other Assets (net of liabilities)			5,150,337	9.6
TOTAL ASSETS (100%)			53,873,817	100.0

*Non-Income producing security
ADS = American Depositary Share
ADR = American Depositary Receipt

14	N-CSR Annual Report May 31, 2005

FINANCIAL HIGHLIGHTS	Growth Fund

Selected data per share of capital stock outstanding throughout the year.
	For Year Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$12.34	$10.01	$11.10	$12.61	$14.45
Income from investment operations
Net investment income	(0.13)*	(0.11)	(0.11)	(0.12)	(0.11)
Net gains or losses on securities (both realized and unrealized)	3.30	2.44	(0.98)	(1.39)	(1.27)
Total from investment operations	3.17	2.33	(1.09)	(1.51)	(1.38)
Less distributions
Distributions (from capital gains)	-	-	-	-	(0.46)
Total distributions	-	-	-	-	(0.46)
Paid-in capital from early redemptions	0.00†	-	-	-	-
Net asset value at end of year	$15.51	$12.34	$10.01	$11.10	$12.61

Total Return	25.69%	23.28%	(9.82)%	(11.97)%	(9.89)%

Ratios / Supplemental Data
Net assets ($000), end of year	$53,874	$32,778	$22,143	$23,965	$26,419
Ratio of expenses to average net assets
Before custodian fee waiver	1.66%	1.75%	1.96%	1.74%	1.55%
After custodian fee waiver	1.65%	1.73%	1.93%	1.73%	1.54%
Ratio of net investment income to average net assets	(0.87)%	(1.00)%	(1.20)%	(1.09)%	(0.90)%

Portfolio turnover rate	2%	13%	16%	8%	11%

*Caculated using average shares oustanding.
†Amount is less than $0.01

(The accompanying notes are an integral part of these financial statements)

N-CSR Annual Report May 31, 2005	15

Growth Fund	STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2005
Assets
Common stocks (cost $31,205,929)	$48,723,480
Cash	5,145,510
Dividends receivable	50,721
Total Assets		$53,919,711
Liabilities
Payable to affiliate	45,894
Total liabilities		45,894
Net Assets		$53,873,817

Fund shares outstanding		3,473,844

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)	38,081,820
Accumulated net realized loss	(1,725,554)
Unrealized net appreciation on investments	17,517,551
Net assets applicable to Fund shares outstanding		$53,873,817

Net Asset Value, Offering and Redemption price per share		$15.51

(The accompanying notes are an integral part of these financial statements)

16	N-CSR Annual Report May 31, 2005

STATEMENT OF OPERATIONS	Growth Fund
Year ended May 31, 2005

Investment income
Dividends (net of foreign taxes of $22,519)	$308,904
Miscellaneous income	291
Gross investment income		$309,195

Expenses
Investment adviser and administration fees	367,067
Distribution fees	87,871
Shareowner servicing	86,823
Professional fees	28,076
Other expenses	21,478
Filing and registration fees	20,314
Chief Compliance Officer expenses	15,589
Printing and postage	12,183
Custodian fees	8,271
Total gross expenses	656,672
Less custodian fees waived	(3,451)
Net expenses		653,221
Net investment loss		(344,026)

Net realized gain on investments
Proceeds from sales	690,563
Less cost of securities sold (based on identified cost)	900,487
Realized net loss		(209,924)

Unrealized gain on investments
End of year	17,517,551
Beginning of year	7,824,792
Increase in unrealized gain for the year		9,692,759
Net realized and unrealized gain on investments		9,482,835

Net increase in net assets resulting from operations		$9,138,809

(The accompanying notes are an integral part of these financial statements)

N-CSR Annual Report May 31, 2005	17

Growth Fund	STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
INCREASE IN NET ASSETS	May 31, 2005	May 31, 2004
From operations
Net investment loss	$(344,026)	$(280,900)
Net realized gain (loss) on investments	(209,924)	386,720
Net increase in unrealized appreciation	9,692,759	5,275,295
Net increase in net assets	9,138,809	5,381,115

From Fund Share Transactions
Proceeds from sales of shares	17,441,824	9,124,913
	17,441,824	9,124,913
Early redemption penalties retained	662	-
Cost of shares redeemed	(5,485,953)	(3,870,999)
Net increase in net assets from share transactions	11,956,533	5,253,914
Total increase in net assets	21,095,342	10,635,029

Net Assets
Beginning of year	32,778,475	22,143,446
End of year	$53,873,817	$32,778,475

Shares of the Fund Sold and Redeemed
Number of shares sold	1,211,940	783,801
	1,211,940	783,801
Number of shares redeemed	(393,911)	(339,031)
Net increase in number of shares outstanding	818,029	444,770

(The accompanying notes are an integral part of these financial statements)

18	N-CSR Annual Report May 31, 2005

TRUSTEES AND OFFICERS (UNAUDITED)
Name, Address, and Age	Position(s) Held with Trust, and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Talat M. Othman 3432 Monitor Lane Long Grove, IL 60047 Age: 69	Chairman, Trustee (since 2001)	Chairman, Grove Financial, Inc.	Two	None
Samir I. Salah 501 Merlins Lane Herndon, VA 20170 Age: 67	Trustee (since 2001)	President, Excel Management, Inc.	Two	None
Iqbal Unus, Ph.D. 500 Grove Street Herndon, VA 22070 Age: 61	Trustee (since 1986)	Director, The Fairfield Institute/International Institute of Islamic Thought	Two	None
Abdul Wahab 1100 Wright Road Lynwood CA 90262 Age: 57	Trustee (since 2005)	President, Wasatch Company	Two	None
INTERESTED TRUSTEES
Nicholas Kaiser,MBA, CFA 1300 N. State Street Bellingham, WA 98225 Age: 59	President and Trustee (since 1989)	President, Saturna Capital Corporation President, Saturn Brokerage Services, Inc.	Seven	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
Monem A. Salam,MBA 1300 N. State Street Bellingham, WA 98225 Age: 33	Vice President (since 2003)	Director of Islamic Investing, Saturna Capital Corporation [since 2003]
Registered Representative, Morgan Stanley [1999-2003]
		Chief Investment Officer, International Trading Group & Associates [1995-1999]	N/A	N/A
Christopher Fankhauser 1300 N. State Street Bellingham, WA 98225 Age: 33	Treasurer (since 2002)	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome 1300 N. State Street Bellingham, WA 98225 Age: 33	Secretary (since 2003)	Corporate Administrator, Saturna Capital Corporation	N/A	N/A
James D. Winship, Esq. 5406 Diamond Place NE Bainbridge Island, WA 98110 Age: 57	Chief Compliance Officer (since 2004)	Private Practice Adjunct Professor, University of Washington School of Business and Seattle Pacific University (2000-2003)	N/A	N/A
Term of Office: Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.

Mr. Kaiser is an interest person of the Trust by reason of his positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter(Saturna Brokerage Services), and is the primary manager of the Trust’s portfolios.
The Independent Trustees serve without compensation. The officers other than the Chief Compliance Officer were paid by Saturna Capital Corporation (the adviser) and not the Trust.

Amana’s Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about Trustees. As of May 31, 2005, officers and trustees (plus affiliated entities), as a group, owned 1.68% and .57% of the outstanding shares of the Income Fund and the Growth Fund, respectively.

N-CSR Annual Report May 31, 2005	19

EXPENSES (UNAUDITED)

All mutal funds have operating expenses. As an Amana mutual fund shareowner, you incur ongoing costs, including management fees; distribution (or service) 12b-1 fees; and other fund expenses such as shareowner reports (like this one). Operating expenses, which are decuted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Amana funds, unlike many mutual funds, you do not incur slaes charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. However, to discourage speculative trading, you may incur a penalty for redemption of shares held less then 30 days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.

EXAMPLES

The examples, one for each Fund, are based on an investment of $1,000 invested for the six months ended May 31, 2005 [Tuesday, November 30, 2004 to Tuesday, May 31, 2005].

ACTUAL EXPENSES

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Amana Funds), and charges for extra services such as checkwriting and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the second line of each table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

20	N-CSR Annual Report May 31, 2005

EXPENSES (unaudited)

AMANA INCOME FUND

	Beginning Account Value [Tuesday, Nov. 30, 2004]	Ending Account Value [Tuesday May 31, 2005]	Expenses Paid During the Period*
Actual (3.38% period return after expenses)	$1,000	$1,033.80	$7.63
Hypothetical (5% annual return before expenses)	$1,000	$1,017.41	$7.59

* Expenses are equal to Amana Income Fund’s annualized expense ratio of 1.50% (based on the most recent semi-annual period of December 1, 2004 through May 31, 2005), multiplied by the average account value of $1,016.90 over the period.

AMANA GROWTH FUND

	Beginning Account Value [Tuesday, Nov. 30, 2004]	Ending Account Value [Tuesday May 31, 2005]	Expenses Paid During Period*
Actual (8.39% return after expenses)	$1,000	$1,083.90	$8.33
Hypothetical (5% return before expenses)	$1,000	$1,016.90	$8.10

* Expenses are equal to Amana Growth Fund’s annualized expense ratio of 1.60% (based on the most recent semi-annual period of December 1, 2004 through May 31, 2005), multiplied by the average account value of $1,041.95 over the period.

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/732-6262.

N-CSR Annual Report May 31, 2005	21

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization
Amana Mutual Funds Trust (the “Trust”) was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered under the Investment Company Act of 1940 as a no-load, open-end, diversified series management investment company , as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objective of the Income Fund is current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth.

Note 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the board of trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Security transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Cash dividends from equity securities are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on the days on the NYSE is closed. The offering and redemption price per share for each Fund is equal to each Fund's NAV.

To discourage speculation, a 2% early redemption penalty on Fund shares held less than fourteen calendar days was initiated effective August 18, 2004. These penalties are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation.

Federal income taxes:
As a qualified investment company under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that they distribute all of taxable income. It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of taxable income to shareowners.

At May 31, 2005 the Income Fund had capital loss carryforwards of $345,395 of which $126,874 expire in 2010 and $218,521 expire in 2011; Growth Fund had capital loss carryforwards of $1,442,984 of which $131,502 expire in 2010, $1,254,865 expire in 2011 and $56,617 expire in 2012.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the next taxable year. As of May 31, 2005, the Growth Fund deferred $282,570 in post-October losses.

Capital accounts:
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

Reclassification of Capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differnce b reclassified between financial and tax reporting. These reclassifications have no effect on net asets or NAV. For the year ended May 31, 2005, Income Fund decreased undistributed net investment loss by $7,757 and decreased pain-in capital by $7,757. For the year ended May 31, 2005, the Growth Fund decreased undistributed net investment loss by $344,026 and decreased paid-in capital by $344,026.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividend payable dates are the end of May and December. Shareowners electing to reinvest dividends and distributions purchase additional shares at net asset value on the payable date.

Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during

22	N-CSR Annual Report May 31, 2005

the reporting period. Actual results could differ from those estimates.

Note 3 - Transactions with Affiliated Persons
Under a contract approved annually by independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required by each Fund to conduct its business. For such services, each Fund pays an annual fee equal to .95% of its average daily net assets. For the year ended May 31, 2005, Income Fund and Growth Fund paid advisory fee expenses of $310,307 and $376,067, respectively. Certain officers and trustees of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $54,477 and $86,823 for the Income and Growth Fund, respectively, for the year ended May 31, 2005.

Saturna Brokerage Services, Inc. (“SBS”, a subsidiary of Saturna Capital) is registered as a broker-dealer and distributes Fund shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to .25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution related activity. For the year ended May 31, 2005 Income Fund and Growth Fund paid $72,169 and $87,871, respectively, to the Distributor. SBS is the primary stockbrokerage used to effect portfolio transactions for the Trust, and was paid $11,065 in commissions at discount rates during the year ended May 31, 2005. Since the beginning of calendar 2005, SBS is executing portfolio transactions for the Trust for free (no commissions).

The Fiqh Council of North America is the religious consultant to Saturna regarding Islamic principles. Saturna pays the consultant a fee equal to .10% of the Trust’s average daily net assets. Consultant fees amounted to $72,096 for the fiscal year ending May 2005: $32,638 related to the Income Fund and $39,458 related to the Growth Fund, respectively.

For the year ended May 31, 2005, the Income Fund and the Growth Fund incurred $12,800 and $15,589, respectively, of expense for the Chief Compliance Officer.

Note 4- Dividends
Income Fund dividends from net investment income were $.122 per share paid December 31, 2004 and $.1144 per share paid May 31, 2005. Total distributions for Income Fund were $417,482 in fiscal 2005 (ordinary income dividends, fully qualified for the new maximum 15% tax rate on dividend income) and $384,157 in fiscal 2004 (ordinary income dividends).

Growth Fund paid no dividends in fiscal 2005 or 2004.

As of May 31, 2005, the components of distributable earnings on a tax basis were as follows:

Income Fund
Capital loss carryforward $(345,395)
Unrealized appreciation $11,778,286

$11,432,891

Growth Fund
Capital loss carryforward $(1,442,984)
Post-October losses (282,570)
Unrealized appreciation $17,517,551

$15,791,997

Note 5 - Investments
At May 31, 2005, for Income Fund the net unrealized appreciation of investments of $11,778,286 comprised gross unrealized gains of $12,241,369 and gross unrealized losses of $463,083. During the year ended May 31, 2005, the Income Fund purchased $12,258,918 of securities and sold $2,768,610 of securities.

At May 31, 2005, for Growth Fund the net unrealized appreciation of investments of $17,517,551 comprised gross unrealized gains of $18,402,593 and gross unrealized losses of $885,042. During the year ended May 31, 2005, the Fund purchased $10,445,219 of securities and sold $690,563 of securities.

Note 6 - Custody Credits
Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reduction amounted to $3,242 and $3,451 for the Income Fund and Growth Fund, respectively, for the year ended May 31, 2005.

N-CSR Annual Report May 31, 2005	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund and Amana Growth Fund, each a series of shares of the Amana Mutual Funds Trust, including the schedules of investments, as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund and Amana Growth Fund as of May 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 17, 2005

Availability of Proxy Voting Information
(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds’ website at http://www.amanafunds.com; and (c) on the SEC’s website at http://www.sec.gov.
(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds’ website at http://www.amanafunds.com; and (c) on the SEC’s website at http://www.sec.gov.

24	N-CSR Annual Report May 31, 2005

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Fund portfolios and handles daily operations by direction of the Board of Trustees.

GRAPHIC OMITTED

Investment Advisor and Administrator	Saturna Capital Corporation	AMANA MUTUAL FUNDS TRUST
Religious Consultant	Fiqh Council of North America
Custodian	National City Bank of Indiana
Auditors	Tait, Weller & Baker, Philadelphia
Legal Counsel	Kirkpatrick & Lockhart LLP, Washington

N-CSR Annual Report May 31, 2005	25

Code of Ethics

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). The text of the registrant's code of ethics is posted on its internet website at www.saturna.com. The registrant has also undertaken to provide to any person without charge, upon request, a copy of such code of ethics. Requests may be made via Internet or telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Audit Committee Financial Expert

(a) (1) (i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.

(a) (2) (ii) Mr. Samir Salah, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2004 and 2005, the aggregate audit fees billed for professional services rendered by the principal accountant was $18,100 and $19,900 respectively.

(b) Audit-Related Fees
For the fiscal years ending May 31, 2004 and 2005, the aggregate audit-related fees was $18,100 and $19,900 respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds’ Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending May 31, 2004 and 2005, the aggregate tax fees billed for professional services rendered by the principal accountant were $3,500 for both years.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2004 and 2005.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

26	N-CSR Annual Report May 31, 2005

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees
For the fiscal years ending May 31, 2004 and 2005, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $3,500 for both years. For the fiscal years ending June 30, 2002 and 2003, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiary), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

Submission of Matters to a Vote of Security Holders

Not applicable.

Controls and Procedures

Internal control over financial reporting is under the supervision of the the principal executive and financial officers. On June 16, 2005, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

N-CSR Annual Report May 31, 2005	27

Exhibits

Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.

(1) Nicholas Kaiser, President, Amana Mutual Funds Trust
(2) Christopher Fankhauser, Treasurer, Amana Mutual Funds Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:
/s/ Nicholas Kaiser
Nicholas Kaiser, President
Date: April 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Nicholas Kaiser
Nicholas Kaiser, President
Date: April 3, 2008

By:
/s/ Christopher Fankhauser
Christopher Fankhauser, Treasurer
Date: April 3, 2008

28	N-CSR Annual Report May 31, 2005